UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 06, 2008 (Date of earliest event reported)
M-Wave Inc (Exact name of registrant as specified in its charter)

IL (State or other jurisdiction of incorporation)	0-19944 (Commission File Number)	36-3809819 (IRS Employer Identification Number)

11533 Franklin Ave (Address of principal executive offices)		60131 (Zip Code)
(630) 562-5550 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement

Merger Agreement
On January 31, 2008, the merger agreement between M-Wave, Inc., a Delaware corporation ("M-Wave"), Ocean Merger Sub Inc., a Delaware corporation ("Merger Sub"), Sunfuels Inc., a Colorado corporation ("Sunfuels"), and Blue Sun Biodiesel LLC, a Colorado limited liability company ("Blue Sun"), expired. On February 1, 2008, the Company's Board of Directors voted to terminate the merger agreement and focus on maintaining the Company's Nasdaq listing.

Item 8.01. Other Events

On February 6, 2008, M-Wave issued a joint press release in connection with the Termination of the Merger Agreement. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

99.1 Press Release of M-Wave, Inc. dated February 6, 2008

            99.1       Press Release of M-Wave Inc dated February 06, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 06, 2008	M-WAVE INC By: /s/ Jeff Figlewicz Jeff Figlewicz Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of M-Wave Inc dated February 06, 2008